UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2019

COMMSCOPE HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36146 (Commission File Number)	27-4332098 (IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 4, 2019, CommScope Holding Company, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of ARRIS International plc (“ARRIS”), a public limited company organized under the laws of England and Wales (the “Acquisition”), pursuant to the terms of the previously announced bid conduct agreement, dated as of November 8, 2018, by and between CommScope and ARRIS (as amended by the First Amendment thereto, the “Bid Conduct Agreement”).  The Company is filing this Amendment No. 1 to amend the Initial Form 8-K to include the historical financial statements of ARRIS and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated balance sheets of ARRIS as of December 31, 2018 and 2017, the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of cash flows, and consolidated statements of stockholders’ equity, for each of the years in the three year period ended December 31, 2018, and the related notes are included as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference. The consent of ARRIS’ independent accountant is filed as Exhibit 23.1 to this Form 8-K/A and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, giving effect to the Acquisition as if it occurred on January 1, 2018, the unaudited pro forma condensed combined balance sheet as of December 31, 2018, giving effect to the Acquisition as if it occurred on December 31, 2018, and the related notes are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.

Exhibit Number:	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for ARRIS.

99.1	ARRIS’s audited consolidated financial statements as of December 31, 2018 and 2017, for the years ended December 31, 2018, 2017 and 2016 and related notes.

99.2

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, giving effect to the Acquisition as if it occurred on January 1, 2018, the unaudited pro forma condensed combined balance sheet as of December 31, 2018, giving effect to the Acquisition as if it occurred on December 31, 2018, and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: April 9, 2019
	By:	/s/ Alexander W. Pease
	Name:	Alexander W. Pease
	Title:	Executive Vice President and Chief Financial Officer